Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Commitments and Contingencies
We lease office and warehouse facilities, vehicles and office equipment under operating lease agreements, which include both monthly and longer-term arrangements. Leases with initial terms of one year or more expire at various dates through 2025 and generally provide for extension options. Rent expense under the leasing agreements (exclusive of real estate taxes, insurance and other expenses payable under the leases) amounted to $18,640, $17,804 and $18,446 in 2016, 2015 and 2014, respectively.
The minimum rentals for aggregate lease commitments as of December 31, 2016, were as follows:

2017	$8,866
2018	5,056
2019	3,334
2020	1,852
2021	948
Thereafter	1,202
Total	$21,258

Certain operating leases for vehicles contain residual value guarantee provisions, which would become due at the expiration of the operating lease agreement if the fair value of the leased vehicles is less than the guaranteed residual value. The aggregate residual value at lease expiration of those leases is $15,571, of which we have guaranteed $12,549. As of December 31, 2016, we have recorded a liability for the estimated end-of-term loss related to this residual value guarantee of $483 for certain vehicles within our fleet. Our fleet also contains vehicles we estimate will settle at a gain. Gains on these vehicles will be recognized at the end of the lease term.
On March 23, 2016, we entered into a four year Joint Development Agreement with a partner to develop software. As part of that agreement we have committed to spend $3,000 during the first year of the agreement and $8,000 over the life of the agreement, subject to regular time and materials billing and achievement of contract milestones.
In the ordinary course of business, we may become liable with respect to pending and threatened litigation, tax, environmental and other matters. While the ultimate results of current claims, investigations and lawsuits involving us are unknown at this time, we do not expect that these matters will have a material adverse effect on our consolidated financial position or results of operations. Legal costs associated with such matters are expensed as incurred.

Commitments Contingencies and Guarantees [Text Block]

13.	Commitments and Contingencies
Certain operating leases for vehicles contain residual value guarantee provisions, which would become due at the expiration of the operating lease agreement if the fair value of the leased vehicles is less than the guaranteed residual value. As of September 30, 2017, of those leases that contain residual value guarantees, the aggregate residual value at lease expiration was $14,630, of which we have guaranteed $11,820. As of September 30, 2017, we have recorded a liability for the estimated end of term loss related to this residual value guarantee of $458 for certain vehicles within our fleet. Our fleet also contains vehicles we estimate will settle at a gain. Gains on these vehicles will be recognized at the end of the lease term.
The minimum rentals for aggregate lease commitments as of September 30, 2017 are as follows:

Remaining 2017	$4,033
2018	11,835
2019	7,828
2020	4,826
2021	2,710
Thereafter	4,360
Total	$35,592